UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

SPRING VALLEY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41529 (Commission File Number)	98-1579063 (I.R.S. Employer Identification Number)

2100 McKinney Ave., Suite 1675

Dallas, TX 75201

(214) 308-5230

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right and one-half of one redeemable public warrant	SVIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVII	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A ordinary share	SVIIR	The Nasdaq Stock Market LLC
Redeemable public warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 13, 2024, Spring Valley Acquisition Corp. II (the “Company”) held an extraordinary general meeting of shareholders of the Company (the “Meeting”) to vote on a proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association, as previously amended by the First Amendment to the Amended and Restated Articles, dated January 10, 2024 (the “Articles”, as amended, the “Amended Articles”), to amend the date by which the Company has to consummate a business combination to 36 months from the closing of the initial public offering, or such earlier date as is determined by the Company’s board of directors, in its sole discretion, to be in the best interests of the Company (the “Amendment”). Defined terms used but not defined herein have the meaning set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 10, 2024 (the “Proxy Statement”).

In connection with the Meeting, the Company and the Company’s Sponsor, Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”) entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with unaffiliated third parties, pursuant to which such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 1,225,000 Class A ordinary shares, par value $.0001 (the “Class A ordinary shares”) in connection with the Extension Amendment Proposal. In exchange for the foregoing commitments not to redeem such Class A ordinary shares, the Sponsor agreed to transfer an aggregate of 408,333 Founder Shares, or cause to be issued for no consideration an aggregate of 408,333 Founder Shares and simultaneous forfeiture by the Sponsor of 408,333 Founder Shares in connection with the Company’s completion of an initial business combination. To date, the Company’s Sponsor has entered into Non-Redemption Agreements covering an aggregate of 2,075,000 Class A ordinary shares and the transfer or issuance of 691,666 Founder Shares.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 on Current Report on Form 8-K, dated October 22, 2024, the First Amendment to the Form of Non-Redemption Agreement filed herewith as Exhibit 10.2 and the Amended Form of Non-Redemption Agreement filed herewith as Exhibit 10.3, each incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 13, 2024, the Company held the Meeting to vote on the Extension Amendment Proposal. The Extension Amendment Proposal is described in more detail in the Proxy Statement as supplemented by the supplements to the Proxy Statement filed with the SEC on October 21, 2024, October 22, 2024, October 28, 2024, October 30, 2024, November 8, 2024 and November 12, 2024. Each proposal voted upon at the Meeting and the final voting results are indicated below.

In addition, on November 14, 2024, the Company filed an amendment to the Articles with the Registrar of Companies of the Cayman Islands reflecting the shareholder-approved amendment. A copy of the amendment to the Articles is attached hereto as Exhibit 3.1.

The information disclosed in Item 5.07 of this Current Report with respect to the Amendment is incorporated by reference into this Item 5.03 to the extent required and the foregoing description of the Amended Articles is qualified in its entirety by reference to the amendment to the Company’s Articles, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, holders of 20,245,653 ordinary shares (consisting of 20,245,652 Class A ordinary shares, par value $0.0001 (the “Class A ordinary shares”) and one Class B ordinary share) were present in person, virtually over the internet or by proxy, representing 90.77% of the voting power of the Company’s ordinary shares as of October 7, 2024, the record date for the Meeting, and constituting a quorum for the transaction of business.

With a quorum present, the applicable shareholders approved the Extension Amendment Proposal. The voting results for the Extension Amendment Proposal were as follows:

Proposal No. 1 – The Extension Amendment Proposal

For	Against	Abstain
19,768,171	477,482	0

As there were sufficient votes to approve the Extension Amendment Proposal, the “Adjournment Proposal” as described in the Proxy Statement was not presented to shareholders.

Item 8.01	Other Events

The information disclosed under Item 1.01, 5.03 and Item 5.07 of this Current Report is incorporated by reference into this Item 8.01.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, holders of 12,424,337 Class A ordinary shares exercised their right to redeem their Class A ordinary shares for cash at a redemption price of approximately $11.43 per share, for an aggregate redemption amount of approximately $142,010,171. As a result, approximately $25,135,029 remains in the Trust Account and 9,880,095 Class A ordinary shares remain outstanding.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, in the Proxy Statement filed in connection with the Meeting and Amendment on October 10, 2024 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibits
3.1*	Second Amendment to the Amended and Restated Memorandum and Articles of Association.
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2024).
10.2*	First Amendment to the Form of Non-Redemption Agreement.
10.3*	Amended Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2024	Spring Valley Acquisition Corp. II

	By:	/s/ Robert Kaplan
	Name:	Robert Kaplan
	Title:	Chief Financial Officer and Vice President of Business Development